Exhibit 99.1
LIVE NATION ENTERTAINMENT
REPORTS THIRD QUARTER 2024 RESULTS
“We wrapped up our most active summer concert season ever, our show pipeline has never been bigger, and brand sponsorships are accelerating. While operating income will be impacted by one-time accruals, we are pacing toward double-digit AOI growth this year. As we look toward an even bigger 2025, we have a larger lineup of stadium, arena and amphitheater shows for fans to enjoy. Momentum continues to build, as we expand the industry’s infrastructure with music-focused venues to support artists and reach untapped fan demand across the globe.” –Michael Rapino, President and CEO, Live Nation Entertainment

QUARTERLY HIGHLIGHTS: MOMENTUM CONTINUES AFTER BIGGEST SUMMER CONCERT SEASON
(versus prior year, reported FX)
•Revenue of $7.7 billion
•Operating income of $640 million
•Adjusted operating income of $910 million
•Highest ever concerts profitability with adjusted operating income of $474 million, up 39%, and margins of 7.2%, up more than two hundred basis points
•Venue Nation fans spending more on-site: double-digit increases in on-site spending per fan at major festivals (over 100k fans) and up 9% at amphitheaters (same artist comparison) year-to-date
•144 million tickets sold for 2024 Live Nation concerts through October, up 3%
•October transacted ticket sales for Ticketmaster up 15% on all ticket volume and up 23% for concert events, including Live Nation shows
•Nearly all expected sponsorship commitments for the year booked, up double-digits

VIEW HOW OUR OPERATING RESULTS COMPARE TO PAST QUARTERS IN THE 3Q24 TRENDED RESULTS GRID:
https://investors.livenationentertainment.com/financial-information/financial-results

LEADING INDICATORS POINT TO MORE GROWTH IN 2025
(based on leading indicators through early November vs same period last year)
•Growing concerts pipeline in large venues (stadiums, arenas, and amphitheaters), up double-digits compared to this point in 2023; stadium pipeline up double-digits compared to this point in 2022
•Over 20 million tickets already sold for Live Nation concerts in 2025, pacing up double-digits
•Recent 2025 stadium onsales (including Coldplay, Rüfüs Du Sol and Shakira) delivering double-digit average growth in show grosses relative to past tours
•Sponsorship momentum continues with commitments pacing up double-digits

2025 LARGE VENUE SHOW PIPELINE UP DOUBLE-DIGITS COMPARED TO 2024

2023
2024
2025
STADIUMS
ARENAS & AMPHITHEATERS

REPRESENTS SHOW PIPELINE THROUGH EARLY NOVEMBER

CONCERTS DELIVERS RECORD PROFITABILITY (Q3 VS SAME PERIOD LAST YEAR)
•Revenue of $6.6 billion
•AOI of $474 million, up 39%
•Record AOI margin of 7.2%, on track to deliver 2024 margins toward pre-pandemic levels
ARENA AND AMPHITHEATER SHOWS DRIVE FAN GROWTH (YTD THROUGH Q3 VS SAME PERIOD LAST YEAR)
•Show count up 13% to approximately 40k, fueled by arenas and amphitheaters and double-digit growth in theater and club shows
•112 million fans globally at Live Nation concerts, up 3% driven by double-digit growth in each arena and amphitheater attendance, more than offsetting a 30%+ decline in stadium attendance
•Artists grossed 30% more per show on average when playing the same amphitheaters this year compared to 2022 / 2023, offsetting rising show costs
GLOBAL FAN DEMAND REMAINS ROBUST
•Tickets sold globally in September and October up over 20% year-over-year, reflecting continued strong demand

RECORD CONCERTS PROFITABILITY

+39%
$341
$474
3Q23
3Q24

ADJUSTED OPERATING INCOME (MILLIONS)

4.9%
7.2%
3Q23
3Q24

ADJUSTED OPERATING INCOME MARGIN

PORTFOLIO EXPANSION DELIVERS ATTRACTIVE RETURNS (YTD THROUGH Q3 VS SAME PERIOD LAST YEAR)
•Venue Nation expects to host approximately 60 million fans this year, up 8% vs 2023
•Three major enhancements to our venue portfolio this year:
◦Estadio GNP reopened this summer, with average net per fan spending up 20% compared to pre-renovation levels
◦Northwell at Jones Beach amphitheater reopened after a successful renovation: season seat and box suite sales up 50%, food and beverage net per fan spending up double-digits, and VIP club sales up 50%
◦Brooklyn Paramount opened earlier this year, and its VIP Club is generating 30% more revenue per show relative to VIP clubs at other top performing theaters in the U.S.
•These venues, along with plans to add or refurbish an additional 14 venues through 2025, are expected to increase capacity by an incremental eight million fans
•Elevating the fan experience:
◦At Live Nation amphitheaters, average net per fan spending grew over $3 per fan, up 9%, for the same artists’ shows in 2024 relative to 2022/2023
◦Globally, major festivals (over 100k fans) average net per fan spending up double-digits for repeating events
•Fans continue to seek premium offerings:
◦VIP ticket premium revenue at major festivals (over 100k fans) up more than 20%
◦Revenue for amphitheater VIP clubs increased by 19%

AVERAGE NET PER FAN SPENDING AT VENUE NATION CONTINUES TO GROW GLOBALLY

+9%
$39
$43
3Q23 YTD
3Q24 YTD

AVERAGE NET FAN SPENDING AT OWNED & OPERATED AMPS UP

ARTISTS WHO PLAYED 3+ AMPS IN 2024 AND 2022 / 2023

+11%
$38
$43
3Q23 YTD
3Q24 YTD

AVERAGE NET PER FAN SPENDING AT FESTIVALS UP

SPEND PER DAY, SAME FESTIVALS WITH 100K+ FANS

RESULTS REFLECT STRONG ONGOING DEMAND AND IMPACT OF VENUE MIX
•Revenue of $694 million
•AOI of $236 million
•Full-year AOI margin expected to be similar to last year
BUILDING BASE FOR CONTINUED GROWTH (YTD THROUGH Q3 VS SAME PERIOD LAST YEAR)
•October transacted ticket sales up 15% on all ticket volume and up 23% for concert events, including Live Nation shows
•24 million net new enterprise tickets signed, with two-thirds from international markets
•238 million fee-bearing tickets sold, growing at an 8% CAGR since 2019, reflecting Ticketmaster’s global platform and ability to serve high demand onsales and global clients

CLIENT DEMAND POSITIONS TICKETMASTER FOR CONTINUED GROWTH

+17% CAGR
11
19
17
24
3Q19 YTD
3Q22 YTD
3Q23 YTD
3Q24 YTD
NORTH AMERICA
INTERNATIONAL

NET NEW CLIENT TICKETS (MILLIONS)

+8% CAGR
159
197
240
238
3Q19 YTD
3Q22 YTD
3Q23 YTD
3Q24 YTD

FEE-BEARING TICKET VOLUMES (MILLIONS)

SPONSORSHIP GROWTH DRIVEN BY GLOBAL VENUE PLATFORM (Q3 VS SAME PERIOD LAST YEAR)
•Revenue of $390 million, up 6%
•AOI of $275 million, up 10%
•Full-year AOI margin expected to be similar to last year
GLOBAL PARTNERSHIPS POSITION SPONSORSHIP FOR ONGOING GROWTH (YTD THROUGH Q3 VS SAME PERIOD LAST YEAR)
•AOI growth largely driven by on-site platforms, international markets, and ticket access deals
•Number of strategic partners who generate more than $1 million per year increased by 20% and drove majority of the revenue growth
•Expanded beauty and fashion portfolio at more global festivals, including brands such as American Apparel, Wrangler, Ulta Beauty, and American Eagle in Mexico

GLOBAL SPONSORSHIP CONTINUES DOUBLE-DIGIT GROWTH

+9%
$840
$914
3Q23 YTD
3Q24 YTD

REVENUE (MILLIONS)

+14%
$549
$628
3Q23 YTD
3Q24 YTD

ADJUSTED OPERATING INCOME MARGIN (MILLIONS)

Capital Expenditures to Support Venue Expansion
•2024 capital expenditures estimated to be $700 million, including the recent addition of an amphitheater project
◦Three-quarters of total capex driven by Venue Nation: five venues account for approximately 45% of total venue spend
◦Capital committed by third parties, and so reducing required cashflow, is now estimated to be $130 million, e.g., from sponsorship agreements, joint venture partners, and other sources
Focused on Maintaining Liquidity and Prudent Balance Sheet Management
•Year-to-date net cash provided by operating activities of $680 million and free cash flow—adjusted of $1.3 billion
•Full-year AOI to free cash flow—adjusted conversion expected to be consistent with historical levels
•Q3 ended with $5.5 billion in cash and cash equivalents, including $1.6 billion in ticketing client cash, $2.6 billion of event-related deferred revenue, and $1.7 billion in free cash
•Revolver increased by $400 million to $1.7 billion for global venue development initiatives and general corporate purposes; recently drew on our revolver to repay $575 million of senior notes
Additional Financial Information
•Year-to-date, foreign exchange impact to revenue, operating income and AOI has been approximately 1%. This is expected to accelerate in Q4, notably due to exposure from Latin America currencies, and could impact operating income by over 30% and AOI by mid-teens percentage for the quarter
•2024 share count not expected to change materially from 2023
•Our reported non-cash income tax expense in certain periods in 2022 and 2023 were incorrect due to errors in the local statutory to consolidated tax provision calculations. We have made adjustments to correct these errors and the changes are not material to our 2022 and 2023 financial statements. This press release reflects the corrected results. A more detailed explanation, together with the restatements, can be found in Note 9 of the Notes to Consolidated Financial Statements (Unaudited) in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024

The company will webcast a teleconference today, November 11, 2024, at 2:00 p.m. Pacific Time to discuss its financial performance, operational matters and potentially other material developments. Interested parties should visit the “News / Events” section of the company’s website at investors.livenationentertainment.com to listen to the webcast. Supplemental statistical and financial information to be provided on the call, if any, will be posted to the “Financial Info” section of the website. A replay of the webcast will also be available on the Live Nation website. The link to the 3Q24 Trended Results Grid is provided above for convenience and such grid is not a part of, or incorporated into, this press release or any SEC filings that include this press release.

Notice Regarding Financial Statements
The company has provided certain financial statements at the end of this press release for reference. These financial statements should be read in conjunction with the full financial statements, and the notes thereto, set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 to be filed with the Securities and Exchange Commission on November 12, 2024 and available on the SEC’s website at sec.gov.

About Live Nation Entertainment:
Live Nation Entertainment, Inc. (NYSE: LYV) is the world’s leading live entertainment company comprised of global market leaders: Ticketmaster, Live Nation Concerts, and Live Nation Media & Sponsorship. For additional information, visit investors.livenationentertainment.com.

Investor Contact:	Media Contact:
Amy Yong	Kaitlyn Henrich
IR@livenation.com	Media@livenation.com
(310) 867-7143

FINANCIAL HIGHLIGHTS – THIRD QUARTER
(unaudited; $ in millions)

	Q3 2024 Reported	Q3 2023 As Revised[1]	Growth	Q3 2024 Currency Impacts	Q3 2024 Constant Currency	Growth at Constant Currency
Revenue
Concerts	$6,580.6	$6,971.8	(6%)	$34.1	$6,614.7	(5%)
Ticketing	693.7	837.6	(17%)	4.8	698.5	(17%)
Sponsorship & Advertising	390.3	366.8	6%	9.6	399.9	9%
Other and Eliminations	(13.5)	(21.6)	*	0.0	(13.5)	*
	$7,651.1	$8,154.6	(6%)	$48.5	$7,699.6	(6%)

Consolidated Operating Income	$639.5	$653.7	(2%)	$4.2	$643.7	(2%)

Adjusted Operating Income (Loss)
Concerts	$474.1	$340.9	39%	$(3.7)	$470.4	38%
Ticketing	235.7	351.6	(33%)	2.9	238.6	(32%)
Sponsorship & Advertising	275.3	250.3	10%	7.1	282.4	13%
Other and Eliminations	(7.1)	(6.9)	*	0.0	(7.1)	*
Corporate	(68.2)	(64.7)	(5)%	0.0	(68.2)	(5)%
	$909.8	$871.2	4%	$6.3	$916.1	5%

FINANCIAL HIGHLIGHTS – NINE MONTHS
(unaudited; $ in millions)

	9 Months 2024 Reported	9 Months 2023 As Revised[1]	Growth	9 Months 2024 Currency Impacts	9 Months 2024 Constant Currency	Growth at Constant Currency
Revenue
Concerts	$14,447.0	$13,886.3	4%	$69.5	$14,516.5	5%
Ticketing	2,147.6	2,219.7	(3%)	7.8	2,155.4	(3%)
Sponsorship & Advertising	913.9	839.8	9%	7.1	921.0	10%
Other and Eliminations	(34.5)	(38.2)	*	0.0	(34.5)	*
	$17,474.0	$16,907.6	3%	$84.4	$17,558.4	4%

Consolidated Operating Income	$1,064.0	$1,166.4	(9)%	$25.5	$1,089.5	(7)%

Adjusted Operating Income (Loss)
Concerts	$742.9	$504.7	47%	$12.1	$755.0	50%
Ticketing	812.4	904.0	(10%)	5.3	817.7	(10%)
Sponsorship & Advertising	627.9	548.9	14%	7.8	635.7	16%
Other and Eliminations	(22.4)	(32.9)	*	0.0	(22.4)	*
Corporate	(172.2)	(160.5)	(7)%	0.0	(172.2)	(7%)
	$1,988.6	$1,764.2	13%	$25.2	$2,013.8	14%
* Percentages are not meaningful

(1) For the three and nine months ended September 30, 2023, revenue, consolidated operating income and AOI were restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Reconciliation of Adjusted Operating Income to Operating Income
(unaudited; $ in millions)

	Q3 2024	Q3 2023 As Revised[1]	9 Months 2024	9 Months 2023 As Revised[1]
	(in millions)
Adjusted Operating Income (1)	$909.8	$871.2	$1,988.6	$1,764.2
Acquisition expenses	94.6	40.9	95.1	79.1
Amortization of non-recoupable ticketing contract advances	17.0	16.9	62.2	58.5
Depreciation and amortization	137.0	130.7	407.3	382.4
Gain on sale of operating assets	(4.0)	(1.6)	(5.4)	(8.1)
Astroworld estimated loss contingencies	—	—	279.9	—
Stock-based compensation expense	25.7	30.6	85.5	85.9
Operating income (1)	$639.5	$653.7	$1,064.0	$1,166.4
(1) For the three and nine months ended September 30, 2023, AOI and operating income were restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.
Reconciliations of Certain Non-GAAP Measures to Their Most Directly Comparable GAAP Measures
(unaudited; $ in millions)

Reconciliation of Free Cash Flow — Adjusted to Net Cash Provided by Operating Activities

($ in millions)	Q3 2024	Q3 2023 As Revised[1]
Net cash used in operating activities	$(720.9)	$(884.4)
Add: Changes in operating assets and liabilities (working capital)	1,433.3	1,636.3
Free cash flow from earnings	$712.4	$751.9
Less: Maintenance capital expenditures	(31.9)	(27.8)
Distributions to noncontrolling interests	(27.9)	(16.2)
Free cash flow — adjusted	$652.6	$707.9

Net cash used in investing activities	$(208.4)	$(164.8)

Net cash used in financing activities	$(49.5)	$(28.6)
(1) For the three months ended September 30, 2023, changes in operating assets and liabilities were restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Reconciliation of Free Cash Flow — Adjusted to Net Cash Provided by Operating Activities

($ in millions)	9 Months 2024	9 Months 2023 As Revised[1]
Net cash provided by operating activities	$680.1	$754.6
Add: Changes in operating assets and liabilities (working capital)	608.6	748.9
Add: Changes in accrued liabilities for Astroworld estimated loss contingencies	279.9	—
Free cash flow from earnings	$1,568.6	$1,503.5
Less: Maintenance capital expenditures	(81.5)	(72.5)
Distributions to noncontrolling interests	(199.8)	(153.8)
Free cash flow — adjusted	$1,287.3	$1,277.2

Net cash used in investing activities	$(642.8)	$(464.0)

Net cash provided by (used in) financing activities	$(692.5)	$44.9
(1) For the nine months ended September 30, 2023, net cash provided by operating activities and changes in operating assets and liabilities were restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Reconciliation of Free Cash to Cash and Cash Equivalents

($ in millions)	September 30, 2024
Cash and cash equivalents	$5,489.9
Client cash	(1,644.7)
Deferred revenue — event-related	(2,586.7)
Accrued artist fees	(321.2)
Collections on behalf of others	(124.0)
Prepaid expenses — event-related	931.2
Free cash	$1,744.5

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:
Certain statements in this press release, including the Supplemental Information that follows, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to statements regarding more growth ahead, with momentum continuing to build; the impact of one-time accruals on operating income in 2024, and the company’s pacing toward double-digit adjusted operating income growth for the year; the company’s concerts pipeline and sponsorship commitments for 2025; anticipated delivery of Concerts 2024 adjusted operating income margin toward pre-pandemic levels; anticipated Venue Nation fans in 2024; the company’s plans to add or refurbish 14 additional venues through 2025 and the expectation that this and 2024 enhancements to the company’s venue portfolio will increase capacity by an incremental 8 million fans; expectations that Ticketmaster’s full-year adjusted operating income margin will be similar to 2023; Ticketmaster’s positioning for continued growth; the company’s expectation that full-year adjusted operating income margin for Sponsorship & Advertising will be similar to 2023, with the business positioned for ongoing growth due to global partnerships; estimated 2024 capital expenditures, driven by Venue Nation, as well as the amount of capital committed by third parties; the company’s expectation that full-year 2024 adjusted operating income to free cash flow—adjusted conversion will be consistent with historical levels; the company’s expectation that the approximately 1% foreign exchange impact to revenue, operating income and adjusted operating income year-to-date will accelerate in the fourth quarter of 2024, notably due to exposure to Latin America currencies, which could impact operating income by over 30% and adjusted operating income by mid-teens percentage for the fourth quarter; and expectations for 2024 share count.
Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company's plans, the risk that the company's markets do not evolve as anticipated, the potential impact of any economic slowdown and operational challenges associated with selling tickets and staging events.
Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K, and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.
This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided herein.
Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that we define as operating income (loss) before certain acquisition expenses (including ongoing legal costs stemming from the Ticketmaster merger, changes in the fair value of accrued acquisition-related contingent consideration obligations, and acquisition-related severance and compensation), amortization of non-recoupable ticketing contract advances, depreciation and amortization (including goodwill impairment), loss (gain) on disposal of operating assets, and stock-based compensation expense. We also exclude from AOI the impact of estimated or realized liabilities for settlements or damages arising out of the Astroworld matter that exceed our estimated insurance recovery, due to the significant and non-recurring nature of the matter. Ongoing legal costs associated with defense of these claims, such as attorney fees, are not excluded from AOI. We use AOI to evaluate the performance of our operating segments. We believe that information about AOI assists investors by allowing them to evaluate changes in the operating results of our portfolio of businesses separate from non-operational factors that affect net income (loss), thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in our business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.
AOI margin is a non-GAAP financial measure that we calculate by dividing AOI by revenue. We use AOI margin to evaluate the performance of our operating segments. We believe that information about AOI margin assists investors by allowing them to evaluate changes in the operating results of our portfolio of businesses separate from non-operational factors that affect net income (loss), thus providing insights into both operations and the other factors that affect reported results. AOI margin is not calculated or presented in accordance with GAAP. A limitation of the use of AOI margin as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in our business. Accordingly, AOI margin should be considered in addition to, and not as a substitute for, operating income (loss) margin, and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI margin as presented herein may not be comparable to similarly titled measures of other companies.
Constant Currency is a non-GAAP financial measure when applied to a GAAP financial measure. We calculate currency impacts as the difference between current period activity translated using the current period’s currency exchange rates and the comparable prior period’s currency exchange rates. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations.
Free Cash Flow — Adjusted, or FCF, is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities less changes in operating assets and liabilities, less maintenance capital expenditures, less distributions to noncontrolling interest partners. We use FCF among other measures, to evaluate the ability of operations to generate cash that is available for purposes other than maintenance capital expenditures. We believe that information about FCF provides investors with an important perspective on the cash available to service debt, make acquisitions, and for revenue generating capital expenditures. FCF is not calculated or presented in accordance with GAAP. A limitation of the use of FCF as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of our ability to fund our cash needs. Accordingly, FCF should be considered in addition to, and not as a substitute for, net cash provided by (used in) operating activities and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, FCF as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash is a non-GAAP financial measure that we define as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and cash collected on behalf of others, plus event-related prepaids. We use free cash as a proxy for how much cash we have available to, among other things, optionally repay debt balances, make acquisitions and fund revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

	September 30, 2024	December 31, 2023 As Revised[1]
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$5,489,919	$6,231,866
Accounts receivable, less allowance of $87,122 and $82,350, respectively	2,693,998	2,024,649
Prepaid expenses	1,446,397	1,147,581
Restricted cash	10,884	7,090
Other current assets	133,956	122,163
Total current assets	9,775,154	9,533,349
Property, plant and equipment, net	2,375,868	2,101,463
Operating lease assets	1,642,298	1,606,389
Intangible assets
Definite-lived intangible assets, net	1,047,987	1,161,621
Indefinite-lived intangible assets, net	380,458	377,349
Goodwill	2,670,008	2,691,466
Long-term advances	577,229	623,154
Other long-term assets	1,278,068	934,849
Total assets	$19,747,070	$19,029,640
LIABILITIES AND EQUITY
Current liabilities
Accounts payable, client accounts	$2,081,034	$1,866,864
Accounts payable	294,765	267,493
Accrued expenses	3,454,183	3,030,812
Deferred revenue	3,034,514	3,398,028
Current portion of long-term debt, net	582,088	1,134,386
Current portion of operating lease liabilities	167,035	158,421
Other current liabilities	66,959	128,430
Total current liabilities	9,680,578	9,984,434
Long-term debt, net	5,672,804	5,459,026
Long-term operating lease liabilities	1,766,897	1,686,091
Other long-term liabilities	673,141	488,159
Commitments and contingent liabilities
Redeemable noncontrolling interests	1,023,907	859,930
Stockholders' equity
Common stock	2,310	2,298
Additional paid-in capital	2,214,938	2,367,918
Accumulated deficit	(1,747,806)	(2,443,106)
Cost of shares held in treasury	(6,865)	(6,865)
Accumulated other comprehensive income (loss)	(174,611)	27,450
Total Live Nation stockholders' equity	287,966	(52,305)
Noncontrolling interests	641,777	604,305
Total equity	929,743	552,000
Total liabilities and equity	$19,747,070	$19,029,640

(1) Prior period consolidated balance sheet was restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
		As Revised[1]		As Revised[1]
	(in thousands, except share and per share data)
Revenue	$7,651,087	$8,154,563	$17,474,032	$16,907,636
Operating expenses:
Direct operating expenses	5,780,188	6,297,883	12,839,737	12,589,606
Selling, general and administrative expenses	1,005,418	974,150	2,913,199	2,533,066
Depreciation and amortization	137,001	130,653	407,324	382,352
Gain on disposal of operating assets	(3,968)	(1,583)	(5,398)	(8,092)
Corporate expenses	92,923	99,802	255,216	244,295
Operating income	639,525	653,658	1,063,954	1,166,409
Interest expense	87,961	86,215	248,622	257,425
Loss on extinguishment of debt	—	—	—	18,366
Interest income	(36,067)	(78,107)	(123,749)	(174,872)
Equity in losses (earnings) of nonconsolidated affiliates	13,987	(5,382)	8,527	(15,047)
Other expense (income), net	(12,268)	19,251	(110,064)	24,235
Income before income taxes	585,912	631,681	1,040,618	1,056,302
Income tax expense	70,229	50,269	191,412	127,070
Net income	515,683	581,412	849,206	929,232
Net income attributable to noncontrolling interests	63,878	59,932	153,906	139,405
Net income attributable to common stockholders of Live Nation	$451,805	$521,480	$695,300	$789,827

Basic net income per common share available to common stockholders of Live Nation	$1.72	$2.01	$2.21	$2.70
Diluted net income per common share available to common stockholders of Live Nation	$1.66	$1.93	$2.18	$2.66

Weighted average common shares outstanding:
Basic	230,374,307	228,787,263	229,923,989	228,497,712
Diluted	245,319,968	244,163,678	235,928,752	235,146,395

Reconciliation to net income available to common stockholders of Live Nation:
Net income attributable to common stockholders of Live Nation	$451,805	$521,480	$695,300	$789,827
Accretion of redeemable noncontrolling interests	(54,536)	(60,882)	(186,970)	(172,436)
Net income available to common stockholders of Live Nation—basic	$397,269	$460,598	$508,330	$617,391
Convertible debt interest, net of tax	10,790	10,877	6,971	7,835
Net income available to common stockholders of Live Nation—diluted	$408,059	$471,475	$515,301	$625,226

(1) Prior period consolidated statement of operations was restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
	2024	2023
		As Revised[1]
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$849,206	$929,232
Reconciling items:
Depreciation	221,841	193,654
Amortization of definite-lived intangibles and indefinite-lived intangibles impairment loss	185,483	188,698
Amortization of non-recoupable ticketing contract advances	62,237	58,518
Deferred income tax benefit	(14,059)	(10,419)
Amortization of debt issuance costs and discounts	13,168	13,707
Loss on extinguishment of debt	—	18,366
Stock-based compensation expense	85,450	85,905
Unrealized changes in fair value of contingent consideration	(22,453)	42,092
Equity in losses of nonconsolidated affiliates, net of distributions	20,586	7,013
Provision for uncollectible accounts receivable	(1,101)	35,707
Gain on mark-to-market of investments in nonconsolidated affiliates	(100,048)	(46,720)
Other, net	(11,618)	(12,249)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(565,093)	(1,030,453)
Increase in prepaid expenses and other assets	(341,941)	(479,434)
Increase in accounts payable, accrued expenses and other liabilities	586,960	903,597
Decrease in deferred revenue	(288,566)	(142,593)
Net cash provided by operating activities	680,052	754,621
CASH FLOWS FROM INVESTING ACTIVITIES
Advances of notes receivable	(92,895)	(129,532)
Collections of notes receivable	22,789	9,550
Investments made in nonconsolidated affiliates	(34,479)	(45,439)
Purchases of property, plant and equipment	(491,750)	(304,882)
Cash acquired from (paid for) acquisitions, net of cash paid (acquired)	(49,456)	29,151
Purchases of intangible assets	(8,390)	(36,653)
Other, net	11,383	13,841
Net cash used in investing activities	(642,798)	(463,964)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	2,038	988,310
Payments on long-term debt	(384,567)	(625,659)
Contributions from noncontrolling interests	3,000	15,488
Distributions to noncontrolling interests	(199,834)	(153,789)
Purchases of noncontrolling interests, net	(69,935)	(89,819)
Payments for capped call transactions	—	(75,500)
Proceeds from exercise of stock options	19,342	8,343
Taxes paid for net share settlement of equity awards	(40,873)	(9,001)
Payments for deferred and contingent consideration	(21,581)	(13,690)
Other, net	(50)	249
Net cash provided by (used in) financing activities	(692,460)	44,932
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(82,947)	(421)
Net increase (decrease) in cash, cash equivalents and restricted cash	(738,153)	335,168
Cash, cash equivalents and restricted cash at beginning of period	6,238,956	5,620,194
Cash, cash equivalents and restricted cash at end of period	$5,500,803	$5,955,362
(1) Prior period consolidated statement of cash flow was restated as further discussed in Note 9 – Correction of Errors in Previously Reported Consolidated Financial Statements of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.